Exhibit 32.2

                  Certification Pursuant to
                   18 U.S.C. Section 1350,
                   as Adopted Pursuant to
        Section 906 of the Sarbanes-Oxley Act of 2002


          In connection with the Annual Report of Myoffiz, Inc. (the "Company") on Form 10K-SB/A for the period ended
June 30, 2003 as filed with the Securities and Exchange
Commission on the date hereof (the "Report"), I, Jaren Chan Eng Ann, as Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

          (1)  The Report fully complies with the
requirements of section 13(a) or 15(d) of the Securities
Exchange Act of 1934; and

          (2)  The information contained in the Report
fairly presents, in all material respects, the financial condition and results of operations of the Company.



                              By /s/  Jaren Chan Eng Ann
                                -------------------------
                              Jaren Chan Eng Ann
                              Chief Executive Officer


March 15, 2004